UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2006

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ACACIA RESEARCH CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26068 (Commission File Number)	95-4405754 (I.R.S. Employer Identification No.)

500 Newport Center Drive,
Newport Beach, California 92660
(Address of Principal Executive Offices) (Zip Code)

(949) 480-8300
Registrant's telephone number, including area code

(Former Name or Former Address, if Changed since Last Report)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On December 7, 2006, Acacia Research Corporation (the "Company") entered into a Placement Agency Agreement with Oppenheimer & Co. Inc. relating to the sale of approximately $10 million of its Acacia Research-CombiMatrix common stock in a registered direct offering. The Company will sell approximately 9.8 million units of securities at a purchase price of $1.02 per unit, with each unit consisting of one share of its Acacia Research-CombiMatrix common stock and one warrant to purchase 1.2 shares of its Acacia Research-CombiMatrix common stock to a select group of investors pursuant to subscription agreements. The warrants to be issued are five-year warrants for the purchase of an aggregate of approximately 11.7 million shares of common stock at an exercise price of $0.87 per share.

Pursuant to the Placement Agency Agreement, Oppenheimer & Co. Inc. agreed to act as the Company’s exclusive placement agent in connection with the issuance and sale of the Company's securities, on a commercially reasonable efforts basis. Upon the closing of the sale, the Company agreed to pay Oppenheimer & Co. Inc. seven percent (7.0%) of the gross proceeds received by the Company from the sale. In addition, the Company agreed to issue to Oppenheimer on the closing date five-year warrants to purchase 488,416 shares of its Acacia Research-CombiMatrix Common Stock at an exercise price equal to $1.0875 per share, which warrants are not exercisable for the first six months following the closing date. The Placement Agency Agreement requires the Company to file a prospectus supplement, relating to its previously filed “shelf” Registration Statement on Form S-3 (No. 333-133529), which was declared effective by the Commission as of May 26, 2006.

The foregoing description of the Placement Agency Agreement is qualified in its entirety by reference to the Placement Agency Agreement attached hereto as Exhibit 10.1 to this Report on Form 8-K and incorporated herein by reference. The forms of subscription agreements and warrants are attached hereto as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 8.01.     Other Events.

On December 8, 2006, the Company issued a press release announcing the pricing of its registered direct offering. A copy of this press release is filed as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

(c)    Exhibits.

10.1	Placement Agency Agreement
10.2	Form of Subscription Agreement
10.3	Form of Investor Warrant
99.1	Press Release dated December 8, 2006 of Acacia Research Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACACIA RESEARCH CORPORATION

Date: December 13, 2006	By: /s/ Paul R. Ryan
Name: Paul R. Ryan
Title: Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

10.1	Placement Agency Agreement
10.2	Form of Subscription Agreement
10.3	Form of Investor Warrant
99.1	Press Release dated December 8, 2006 of Acacia Research Corporation